Penn Series Funds, Inc.

Emerging Markets Equity Fund

Supplement dated February 24, 2011 to the Prospectus dated May 1, 2010,

as supplemented August 31, 2010, December 16, 2010 and February 23, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Change for the Emerging Markets Equity Fund

Effective immediately, William Scott Piper, an executive director of Morgan Stanley Investment Management, Inc., the investment sub-adviser to the Emerging Markets Equity Fund (the “Fund”), no longer serves as a portfolio manager of the Fund. Accordingly, effective immediately, all references to William Scott Piper are hereby removed from the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PM1564

Penn Series Funds, Inc.

Emerging Markets Equity Fund

REIT Fund

Supplement dated February 24, 2011 to the Statement of Additional Information (SAI) dated May 1, 2010, as supplemented January 19, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

1.	CHANGES TO THE REIT FUND

On February 23, 2011, the Board of Directors of the Penn Series Funds, Inc. approved the following changes to the REIT Fund (the “Fund”):

—	the termination of Heitman Real Estate Securities LLC, the current investment sub-adviser to the Fund;

—	the hiring of Cohen & Steers Capital Management, Inc. as the new investment sub-adviser to the Fund;

—	changing the name of the Fund to the Real Estate Securities Fund; and

—

changing the Fund’s current investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) to a policy that requires the Fund to invest at least 80% of its net assets in common stocks and other equity securities issued by real estate companies, including REITs.

Each of the foregoing changes will be effective May 1, 2011.

As a result of the foregoing, effective May 1, 2011, the REIT Fund sub-section in the INVESTMENT POLICIES section of the SAI is hereby deleted and replaced by the following:

Under normal market conditions, the Fund invests at least 80%, and normally substantially all, of its net assets in common stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”).

For purposes of the Fund’s investment policies, a real estate company is one that: (i) derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate; or (ii) has at least 50% of its assets in such real estate. Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its total assets in a portfolio of equity securities issued by real estate companies, including REITs and REIT-like entities. These equity securities can consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the sub-adviser’s view, a significant element of the securities’ value, and preferred stocks.

The Fund may invest up to 25% of its total assets in securities of foreign issuers which meet the same criteria for investment as domestic companies, or sponsored and unsponsored depositary receipts for such securities. Depositary receipts may take the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designated for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

In managing the Fund’s portfolio, the sub-adviser adheres to an integrated, bottom-up, relative value investment process. A proprietary valuation model ranks real estate securities on price-to-net asset value, which the sub-adviser believes is the primary determinant of real estate security valuation, and guides a bottom-up portfolio construction process. Analysts incorporate both quantitative and qualitative analysis in their net asset value estimates. The company research process includes an evaluation of management, strategy, property quality, financial strength and corporate structure. In addition to the net asset value model, portfolio managers may use secondary valuation tools including cash flow multiple/ growth or discounted cash flow models. Judgments with respect to risk control, diversification, liquidity and other factors overlay the model’s output and drive the portfolio managers’ investment decisions.

2.	Portfolio Manager Change for the Emerging Markets Equity Fund

Effective immediately, William Scott Piper, an executive director of Morgan Stanley Investment Management, Inc., the investment sub-adviser to the Emerging Markets Equity Fund (the “Fund”), no longer serves as a portfolio manager of the Fund. Accordingly, effective immediately, all references to William Scott Piper are hereby removed from the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PML 1573